EX-10.7

                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                       -----------------------------------

         This ASSIGNMENT AND ASSUMPTION AGREEMENT (this "AGREEMENT") is made and entered into as of the 25th day of April, 2006, by and among:

         CITIZENS BANK OF MASSACHUSETTS, a Massachusetts state chartered bank with offices at 53 State Street, Boston, Massachusetts, as successor by merger to USTrust (the "BANK");

         TURBOTEC PRODUCTS, INC., a Connecticut corporation having a principal place of business at 651 Day Hill Road, Windsor, Connecticut (the "TURBOTEC"); and

         THERMODYNETICS, INC., a Delaware corporation having a principal place of business at 651 Day Hill Road, Windsor, Connecticut 06095 ("THERMO").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Bank has entered into certain loan arrangements (collectively, the "LOAN ARRANGEMENTS") with the Thermo, which Loan Arrangements are evidenced by, among other documents, instruments and agreements, the following:

         (a) Line of Credit Agreement for the Acquisition of Equipment (the "1999 ELOC") dated June 25, 1999 between Thermo and the Bank, as amended by that certain Letter Agreement dated September 29, 2000 and that certain Letter Agreement dated November 28, 2000;

         (b) Line of Credit Agreement for the Acquisition of Equipment (the "2001 ELOC") dated November 1, 2001 between Thermo and the Bank, as amended by that certain Letter Agreement dated January 23, 2002;

         (c) Line of Credit Agreement for the Acquisition of Equipment (the "2003 ELOC") dated January 14, 2003 between Thermo and the Bank, as amended by that certain letter agreement dated December 15, 2003;

         (d) Line of Credit Agreement for the Acquisition of Equipment (the "2004 ELOC") dated October 20, 2004 between Thermo and the Bank; and

         (e) Secured Term Note dated January 23, 2002 (the "TERM NOTE") made by Thermo payable to the Bank in the original principal amount of $700,000.00.

         Hereinafter, the foregoing documents, instruments and agreement referred to in items (a) through (e) above, together with all other documents, instruments and agreements which evidence the Loan Arrangements, including without limitation, this Agreement, shall be referred to collectively as the "LOAN DOCUMENTS"). Hereinafter the 1999 ELOC, the 2001 ELOC, the 2003 ELOC, and the 2004 ELOC shall be collectively referred to as the "ELOC NOTES".

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         WHEREAS, Thermo and Turbotec have informed the Bank that a subsidiary
Thermo intends to conduct a public offering (hereinafter, the "OFFERING") of its stock and has requested that, in connection therewith, the Bank consent to Turbotec's assumption of certain obligations of Thermo to the Bank; and

         WHEREAS, Turbotec has determined that it is in its best interest to assume and repay certain obligations of the Thermo under the Loan Documents to the Bank; and

         WHEREAS, the Bank is willing to consent to the assumption of the obligations of Thermo by Turbotec, but only in accordance with the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Documents and this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. ACKNOWLEDGMENT OF INDEBTEDNESS. Turbotec hereby acknowledge and agree that, in accordance with the terms and conditions of the Loan Documents, Turbotec shall be liable as of the date of execution of this Agreement, to the Bank as follows:

         (a) ELOC Notes:

                  i.       Principal: $461,326.18

         (b) Term Note:

                  i.       Principal $104,983.00

         (c) In addition, the Borrower is and shall remain liable to the Bank for all accrued and unpaid interest as of April 25, 2006, and all interest, reasonable fees, costs, expenses, and costs of collection (including reasonable attorneys' fees and expenses) heretofore or hereafter incurred in connection with the Loan Documents, including, without limitation, all reasonable attorney's fees and expenses incurred in connection with the negotiation and preparation of this Agreement and all documents, instruments, and agreements incidental hereto.

2. ASSUMPTION OF THE OBLIGATIONS. Turbotec hereby assumes the payment and performance of the obligations and liabilities of Thermo under the Loan Documents, including, without limitation, the repayment of the principal and interest due under the ELOC Notes and the Term Note, as if Turbotec were the borrower thereunder. Turbotec hereby agrees to comply with all of the terms and conditions of the Loan Documents, and further agrees that in all respects, the terms "BORROWER" in the Loan Documents shall mean and refer to Turbotec as fully and as effectually as if Turbotec was named "BORROWER" therein. The parties hereto acknowledge that this transaction is in the nature of an assumption.

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3.       RELEASE OF THERMO. The parties hereto acknowledge and agree that Thermo shall be released from all obligations and liabilities under the Loan Documents, including, without limitation, the repayment of the principal and interest due under the ELOC Notes and the Term Note.

4. RELEASE OF TURBOTEC. The parties hereto acknowledge and agree that Turbotec shall be released from all obligations and liabilities under the Commercial Note.

5. ACKNOWLEDGEMENT OF THERMO'S OBLIGATIONS. The parties hereto acknowledge and agree that Turbotec is not assuming any obligations of Thermo pursuant to the following documents, instruments and agreements:

         (d) Security Agreement (Inventory, Accounts, Equipment and other Personal Property) dated September 4, 1992 between Thermo and the Bank;

         (e) Secured Term Note dated January 23, 2002 made by Thermo payable to the Bank in the original principal amount of $2,025,000.00;

         (f) Commercial Promissory Note dated November 10, 2005 made by Thermo and Turbotec payable to the Bank in the original principal amount of $183,000.00; and

         (g) Open-End Mortgage dated January 23, 2002 granted by Thermo to the Bank and encumbering certain property located on 651 Dayhill Road, Windsor, Connecticut, as amended by that certain Amendment to and Confirmation of Open End Mortgage dated November 10, 2005.

6. FURTHER ASSURANCES. At the request of the Bank, Turbotec agrees to endorse the ELOC Notes and the Commercial Note and to execute and deliver, or cause to be executed and delivered, all other documentation as the Bank shall reasonably require to effectuate the provisions hereof.

7. RATIFICATION OF LOAN DOCUMENTS. Turbotec hereby ratifies and confirms all and singular the terms and conditions of the Loan Documents, including, without limitation, the terms and conditions of the ELOC Notes and the Term Note, and each acknowledges, confirms, and agrees that, except as specifically modified herein, the ELOC Notes and the Term Note, and all of the terms and conditions of the Loan Documents shall remain in full force and effect as originally written and Turbotec hereby ratify and confirm all terms and conditions thereof.

8. WAIVER OF CLAIMS. Turbotec and Thermo each hereby acknowledge and agree that they have no offsets, defenses, claims, or counterclaims against the Bank with respect to the Loan Documents or otherwise and that, to the extent that each of Turbotec and Thermo has or ever had any such offsets, defenses, claims, or counterclaims, Turbotec and Thermo each hereby specifically WAIVES AND RELEASES any and all rights to such offsets, defenses, or counterclaims.

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7.       MISCELLANEOUS.

         (a) This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

         (b) This Agreement expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

         (c) Any determination that any provision of this Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Agreement.

         (d) Turbotec is liable for and shall pay on demand all costs and expenses of the Bank previously incurred, or to be incurred, including, without limitation, attorneys' fees and costs in connection with the preparation, negotiation, execution and delivery of this Agreement.

         (e) This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts and shall take effect as a sealed instrument.

         (f)      This Agreement shall be deemed to be a Loan Document.

                            {Signature Page Follows]



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

         IN WITNESS WHEREOF, the parties have caused this Assumption Agreement to be executed as of the 25th day of April, 2006.

                                     TURBOTEC PRODUCTS, INC.


                                     By:______/s/_________________________
                                     Name:
                                     Title:


                                     THERMODYNETICS, INC.


                                     By:    ____/s/___________________________
                                     Name:
                                     Title:


                                     CITIZENS BANK OF MASSACHUSETTS


                                     By:    _____/s/__________________________
                                     Name:  James Herzog
                                     Title: Vice President

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